UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2023

REED’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32501	35-2177773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7, Norwalk, CT 06851

(Address of principal executive offices and zip code)

Not applicable

(Former name or former address if changed since last report)

Registrant’s telephone number, including area code: (203) 890-0557

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $.0001 par value per share	REED	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 1, 2023, Reed’s Inc., a Delaware corporation (the “Company”) issued a press release announcing preliminary unaudited fourth quarter and full year 2022 results and issued a 2023 financial outlook. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Reed’s Inc. dated February 1, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Preliminary Financial Information, Financial Guidance and Growth

This release should be read in conjunction with the financial statements and management’s discussion and analysis (“MD&A”) included in the Company’s filings with the Securities and Exchange Commission (“SEC”), as well as the matters discussed under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2021 as updated by the Company’s filings with the SEC. The audited annual consolidated financial statements of the Company for the year ended December 31, 2022, and related MD&A are expected to be released on or before March 31, 2023.

Preliminary financial information, financial guidance and growth disclosure have been prepared by management based on information available to it as of the date hereof and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. Estimated preliminary results are subject to completion of our customary quarterly and annual financial closing and audit and review procedures and are not comprehensive statements of our financial results for the three months and fiscal year ended December 31, 2022 and are subject to adjustments as a result of such procedures. In addition, preliminary financial information and growth disclosure is not necessarily indicative of the results to be achieved in any future period. As a result, actual results may differ materially from the preliminary results shown above and will not be publicly available until the Company reports its fourth quarter and full year fiscal 2022 results in March 2023. In addition, this preliminary financial information and guidance is not necessarily indicative of the results to be achieved in any future period. Our financial statements and related notes as of and for the fiscal year ended December 31, 2022 is expected to be filed with the SEC during March of 2023.

Reed’s 2023 guidance reflects year-to-date and expected future business trends and includes continuing impacts of COVID-19 on the supply chain and logistics as of the date hereof. New supply chain challenges that may develop and further potential inflation cannot be reasonably estimated and are not factored into current fiscal 2023 guidance. These risks could materially impact our ability to access raw materials, production, transportation and/or other logistics needs.

We include Modified EBITDA for the reasons as described under the heading “Modified EBITDA” below. We encourage you to review our financial information in its entirety and not rely on a single financial measure.

Modified EBITDA

In addition to our GAAP results, we present Modified EBITDA as a supplemental measure of our performance. However, Modified EBITDA is not a recognized measurement under GAAP and should not be considered as an alternative to net income, income from operations or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of liquidity. We define Modified EBITDA as net income (loss), plus interest expense, depreciation and amortization, stock-based compensation, changes in fair value of warrant expense, and one-time restructuring-related costs including employee severance and asset impairment.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are typically identified by terms such as “estimate,” “expect,” “project”, “anticipate”, “guidance,” “intend,” “financial outlook,” “plan, “will,” “approximately”, and similar expressions. These forward-looking statements are based on current expectations and include our expectations with respect to preliminary financial results for the three months and full year ended December 31, 2022, financial guidance for fiscal year 2023 and growth disclosure. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. Reed’s 2023 guidance reflects year-to-date and expected future business trends and includes impacts of COVID-19 on the supply chain and logistics as of the date hereof. New supply chain challenges that may develop and further potential inflation cannot be reasonably estimated and are not factored into current fiscal 2023 guidance. These risks could materially impact our ability to access raw materials, production, transportation and/or other logistics needs.

Financial guidance should not be viewed as a substitute for full financial statements prepared in accordance with GAAP.

If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, Reed’s actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the fiscal year ending December 31, 2023. The risks and uncertainties referred to above include, but are not limited to: risks associated with current economic uncertainties tied to the COVID-19 pandemic, including but not limited to its effect on customer demand for the our products and services and the impact of potential delays in supply of product inputs and customer payments; risks associated with new product releases; the impacts of further inflation; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; our ability to compete successfully and manage growth; our need for significant capital; our ability to develop and expand strategic and third party distribution channels; our dependence on third party suppliers, brewers and distributors risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; increasing costs of fuel and freight, protection of intellectual property; competition; general political or destabilizing events, including war, conflict or acts of terrorism; the effect of evolving domestic and foreign government regulations, including those addressing data privacy and cross-border data transfers; and other risks detailed from time to time in Reed’s public filings, including Reed’s annual report on Form 10-K filed on April 15, 2022 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. Reed’s assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REEDS, INC.,
a Delaware corporation

Dated: February 1, 2023	By:	/s/ Thomas J. Spisak
Thomas J. Spisak,
Chief Financial Officer